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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 2, 2004


                         ServiceWare Technologies, Inc.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                      000-30277                      25-1647861
---------------                  ------------                ------------------
(State or other                  (Commission                   (I.R.S. Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)


         12 Federal Street, One North Shore,
             Suite 503, Pittsburgh, PA                             15212
      ----------------------------------------                   ----------
      (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (412) 222-4450
                                                           ---------------


               --------------------------------------------------
         (Former name or former address, if changed since last report.)



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ITEM 5.  OTHER EVENTS.

         On February 2, 2004, the Company issued the press release relating to a private placement of equity securities, a copy of which is included as Exhibit
99.1 to this report and incorporated by reference herein.

         The press release announced that the Company has sold on January 30, 2004, an aggregate of 12,307,692 shares of its common stock, par value $0.01 per share (the "Common Stock"), and warrants to purchase up to an aggregate of 6,153,846 shares of Common Stock (the "Warrant"). The Warrants are exercisable at an exercise price per share of $.72 per share, subject to adjustment from time to time for stock splits, stock dividends, distributions or similar transactions. The Warrants are exercisable at any time before January 30, 2009.

         The offering and sale will result in gross proceeds to the Company, prior to the deduction of expenses and commissions, of $8 million. The net proceeds of the financing are expected to be used for working capital and general corporate purposes. The Company has agreed to file a registration statement covering the resale of the shares of Common Stock purchased in the private placement, as well as those shares of Common Stock underlying the Warrants.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

         Exhibit No.  Description
         -----------  -----------
            99.1      Press Release dated February 2, 2004
            99.2      Securities Purchase Agreement dated as of January 30, 2004





                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, ServiceWare Technologies, Inc. has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 2, 2004                         SERVICEWARE TECHNOLOGIES, INC.


                                                By:  /s/ Kent Heyman
                                                     --------------------------
                                                Name:  Kent Heyman
                                                Title: President and Chief
                                                       Executive Officer



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                                  EXHIBIT INDEX



Exhibit No.    Description of Document
-----------    -----------------------

   99.1 Press Release issued by ServiceWare Technologies, Inc. on February 2, 2004.

   99.2     Securities Purchase Agreement dated as of January 30, 2004.





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